UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2023

Bloomios, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-257890	87-4696476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Anacapa Street, Suite C

Santa Barbara, CA 93101

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 222-6330

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2023, John Bennett resigned as Chief Financial Officer of the Company. Mr. Bennett will assist in the transition of the Chief Financial Officer role as a consultant to the Company. Mr. Bennett’s decision was not related to any disagreements with the Company or its management on any matters relating to the Company’s operations, policies, or practices.

The Company has appointed Barrett Evans, the current President and Chief Strategy Officer, to take on the position of interim CFO until the Company appoints a new CFO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIOS, INC.

Date: November 20, 2023	By:	/s/ Barrett Evans
Barrett Evans
President

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